Supplement to the
Fidelity Fifty®
August 28, 2010
Prospectus

Effective October 1, 2010, FIL Investment Advisors, FIL Investment Advisors (U.K.) Ltd., and FIL Investments (Japan) Limited no longer serve as sub-advisers to the fund.

The following information replaces the similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 5.

Stephen DuFour (portfolio manager) has managed the fund since March 2011.

The following information replaces the biographical information for Peter Saperstone found in the "Fund Management" section on page 21.

Stephen DuFour is portfolio manager of the fund, which he has managed since March 2011. He also manages other Fidelity funds. Since joining Fidelity in 1992, Mr. DuFour has worked as an equity analyst and portfolio manager.

FIF-11-01 March 25, 2011
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